SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2018

BLACKROCK PETROLEUM COMPANY.

(Exact name of registrant as specified in its charter)

Nevada	000-55281	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1361 Peltier Drive Point Roberts, Washington	98281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 783-9664

__________________ _________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Filing Dated July, 20, 2018

As of February 1st, 2015 Malone Bailey is no longer engaged as the Auditor for the Company.  Subsequently, the 10Q and 10K filing dated from January 31, 2015 to January 31, 2018 have not been reviewed by an Independent Accountant and cannot be relied on as filed.   The Company is in the process of a current review and audit by a new independent audit firm, Michael Gillespie & Associates. The company will re-submit all amended 10Q/A and 10K/A as soon as the reviews and audits are completed.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Petroleum Company.

/s/ Zoltan Nagy

Zoltan Nagy

Chief Executive Officer

Date: July 20, 2018